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                                                                   EXHIBIT 10.60


             AMENDMENT NO. 2 TO THE 2001 AGREEMENT BETWEEN DISCOVERY
                   PARTNERS INTERNATIONAL, INC AND PFIZER INC

Execution of this letter amendment ("Amendment No. 2") between PFIZER INC ("Pfizer") and DISCOVERY PARTNERS INTERNATIONAL, INC. ("DPI"), will serve to amend an agreement between the parties, effective as of January 15, 2002 (the "2002 Agreement") as amended on June 20, 2002 ("Amendment No. 1").
WHEREAS, the 2002 Agreement provides for a four (4) year program between DPI and Pfizer to design and provide Pfizer with protocols and procedures useful in the production of pharmacologically relevant compounds, and to prosecute said protocols and procedures to synthesize libraries of Pfizer exclusive compounds for Pfizer's chemical files; and

WHEREAS, the parties now wish to further amend the 2002 Agreement, and

NOW THEREFORE, the Parties agree as follows:

   1 Title of Amendment No. 1 shall be deleted and replaced with "Amendment No. 1 to the 2002 Agreement between Discovery Partners International, Inc. and Pfizer Inc

   2 Preamble of Amendment No. 1 the date "May 15, 2002" shall be deleted and replaced with "January 15, 2002".

   3 Scope of Amendment No. 2. Amendment No. 2 modifies and amends the 2002 Agreement, and the Amendment No. 1 only to the extent expressly specified herein. Otherwise, the terms and conditions of the 2002 Agreement and Amendment No. 1 shall remain unchanged and shall continue to be full force and effect.

         Definitions. For purposes of this Amendment, capitalized terms in this Amendment No. 2 have the same meaning as in the 2002 Agreement and the Amendment No. 1.

   4  The following changes shall be made to Section 3, Payments.

      Section 3.1, Funding of *** for *** , the range of *** commitment table shall be deleted and replaced with the following table:

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                                       2



   Section 3.1.6 in sentence one, the annual funding payment for Commitment Year 1 of " *** " shall be deleted and replaced by " *** ."

   5 The following table shall replace the corresponding table in Exhibit A, such that the Annual Project Plan depicts the modifications to Section 3.1 and 3.1.6 identified in this Amendment 2.



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The 2002 Agreement, as amended by this letter, is and shall continue to be in full force and effect without lapse and is hereby in all respect ratified and confirmed.

If you agree to the terms and provisions hereof, please evidence your agreement by countersigning one of the two duplicate original copies of this letter and returning it to us. This letter shall become effective as of February 1, 2002, when executed by DPI and received by Pfizer.


Agreed: Discovery Partners International   Agreed: Pfizer Inc

By: /s/  Riccardo Pigliucci                By: /s/  Edward D. Pagani
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Name: Riccardo Pigliucci                   Name: Dr. Edward D. Pagani

Title: Chairman and CEO                    Title: Site Head, Strategic Alliances

Date:              8/13/02                 Date:            8/12/02
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*** Portions of this page have been omitted pursuant to a request for
Confidential Treatment and filed separately with the Commission.